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                                                                     Exhibit 1.1

                               MUTUAL GROUP LTD.

                                  Senior Notes

                         Unconditionally Guaranteed by

                          MUTUAL RISK MANAGEMENT LTD.

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                          , 2000

PRUDENTIAL SECURITIES INCORPORATED
BANC OF AMERICA SECURITIES LLC
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York 10292

Ladies and Gentlemen:

     Mutual Group Ltd., a Delaware corporation (the "Company"), and Mutual Risk Management Ltd., a Bermuda company (the "Guarantor"), hereby confirm their agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters") for whom you have been authorized to act as representatives (in such capacities, the "Representatives") as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

     1.  Securities.  Subject to the terms and conditions herein contained, the
         ----------
Company proposes to issue and sell to the several Underwriters $_________ aggregate principal amount of its __% Senior Notes due 20___ (the "Securities"), to be issued pursuant to a senior indenture, dated as of __________, 2000 (the "Indenture"), among the Company, as issuer, the Guarantor, as guarantor, and The Chase Manhattan Bank, a New York banking corporation, as trustee (the "Trustee"), as supplemented by a supplemental indenture, to be dated as of __________, 2000 (the "Supplemental Indenture"). The Securities will be fully and unconditionally guaranteed on a senior, unsecured basis by the Guarantor pursuant to the guarantee included in the Indenture and the Securities (the "Guarantee").

     2.  Registration Statement.  The Company and the Guarantor have filed with
         ----------------------
the Securities and Exchange Commission (the "Commission") a joint registration
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statement on Form S-3 (Registration No. 333-96425) and pre-effective Amendment
No. 1 thereto, including a prospectus, relating to certain of their debt securities and guarantees of the debt securities of the Company by the Guarantor and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"). As provided in Section 6(a) hereof, a prospectus supplement reflecting the terms of the Securities and the Guarantee, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424 under the Act. Such prospectus supplement, in the form first filed after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement."
Such registration statement, as amended as of the date hereof, including the information, if any, deemed to be a part thereof pursuant to Rule 430A under the Act, the exhibits thereto and the documents incorporated by reference therein, is herein called the "Registration Statement," and the basic prospectus included therein relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "Prospectus," except that, if such basic Prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the documents filed by the Company and the Guarantor with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference therein. The term "Preliminary Prospectus" shall refer to each basic prospectus or prospectus supplement which is subject to completion.

     3.  Representations and Warranties of the Company and the Guarantor.  The
         ---------------------------------------------------------------
Company and the Guarantor, jointly and severally, represent and warrant to, and agree with, each of the several Underwriters that:

     (a) The Registration Statement has been declared effective by the Commission and no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company or the Guarantor, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with or withdrawn. The Company and the Guarantor meet the requirements for use of Form S-3 under the Act and on the original effective date of the Registration Statement, on the effective date of the most recent post-effective amendment thereto, if any, and on the date of the filing by the Company and the Guarantor of any annual report on Form 10-K after the original filing of the Registration Statement, or, if later, any amendment thereto, the Registration Statement complied in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder (the "Regulations"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission under the Trust Indenture Act (the "Trust Indenture Act Regulations") and did not contain an untrue statement of a material fact or omit to state a

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material fact required to be stated therein or necessary to make the statements therein not misleading; on the date hereof and at the Closing Date (as defined below), (A) the Registration Statement and any amendments and supplements thereto, comply and will comply in all material respects with the requirements of the Act, the Regulations, the Trust Indenture Act and the Trust Indenture Act Regulations, (B) neither the Registration Statement nor any amendment or supplement thereto includes or will include an untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) neither any Preliminary Prospectus nor the Prospectus nor any amendment or supplement thereto includes or will include an untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantor make no representation or warranty as to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by or on behalf of any Underwriter, directly or through you, expressly for use in the Registration Statement or the Prospectus, or as to statements in the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee filed as an exhibit to the Registration Statement. At the Closing Date, the Indenture will comply in all material respects with the requirements of the Trust Indenture Act and the Trust Indenture Act Regulations.

     (b) The documents incorporated by reference in the Registration Statement and the Prospectus, at the time they were filed or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations"), and when read together with the other information in the Prospectus, do not and will not, on the date hereof and at the Closing Date, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (c) The Guarantor and each of its Significant Subsidiaries (as defined in Rule 1-02 of Regulation S-X promulgated under the Act) have been duly organized and are validly existing as companies with limited liability or corporations, as the case may be, in good standing under the laws of their respective jurisdictions of incorporation. The Guarantor and its Significant Subsidiaries (including the Company) are duly qualified to transact business as foreign corporations and are in good standing (with respect to jurisdictions that recognize such concept) under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), business, net worth or results of operations of the Guarantor and its Significant Subsidiaries (including the Company), considered as a whole (a "Material Adverse Effect"). The Guarantor and

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each of its Significant Subsidiaries (including the Company) has full power
(corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company and the Guarantor have full power (corporate and other) to enter into this Agreement, the Indenture and the Supplemental Indenture and to carry out all the terms and provisions hereof and thereof to be carried out by them.

     (d) Each of the Guarantor and its insurance subsidiaries (including insurance holding companies) is duly registered, licensed or admitted as an insurer or an insurance holding company (if applicable) in each jurisdiction where it is required to be so licensed or admitted to conduct its business as presently conducted, except where the failure to be so registered, licensed or admitted would not result in a Material Adverse Effect; and each of the Guarantor and its insurance subsidiaries (including insurance holding companies) have filed all reports, documents or other information required to be filed under such statutes and regulations, except where the failure to file would not result in a Material Adverse Effect.

     (e) The Guarantor has an authorized, issued and outstanding capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus in the column entitled "Actual" under the caption "Capitalization," except for subsequent issuances thereof, if any, pursuant to employee benefit plans or upon the conversion of convertible securities and except for repurchases of capital stock pursuant to repurchase programs approved by the Guarantor's board of directors. All of the issued shares of capital stock of the Guarantor have been duly authorized and validly issued and are fully paid and nonassessable. The issued shares of capital stock of each of the Guarantor's Significant Subsidiaries (including the Company) have been duly authorized and validly issued, are fully paid and nonassessable and are, directly or indirectly, owned of record and beneficially by the Guarantor, free and clear of any security interests, liens, encumbrances, equities or claims, except as described in or contemplated by the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. No holder of securities has the right to require the Company or the Guarantor, as the case may be, to register such holder's securities under the Act in connection with the Registration Statement and the public offering contemplated by this Agreement.

     (f) The Indenture has been duly authorized, executed and delivered by each of the Company and the Guarantor and, assuming due authorization, execution and delivery by the Trustee, constitutes the legal, valid and binding agreement of each of the Company and the Guarantor, enforceable against each of them in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is

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considered in a proceeding in equity or at law). The Supplemental Indenture has been duly authorized by each of the Company and the Guarantor and, as of the Closing Date, will have been duly executed and delivered by each of the Company and the Guarantor and, assuming due authorization, execution and delivery by the Trustee, will constitute, the legal, valid and binding agreement of each of the Company and the Guarantor, enforceable against each of them in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). The Indenture has been qualified under the Trust Indenture Act and, as of the Closing Date, the Indenture, as supplemented by the Supplemental Indenture, will be duly qualified under the Trust Indenture Act.

     (g) The issuance, execution and delivery of the Securities have been duly authorized by the Company and, as of the Closing Date, the Securities will have been duly executed and delivered by the Company and, assuming due authentication by the Trustee, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

     (h) The issuance and delivery of the Guarantee have been duly authorized by the Guarantor and, as of the Closing Date, the Guarantee, when issued and delivered in the manner provided for in the Indenture, will constitute the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

     (i) This Agreement has been duly authorized, executed and delivered by each of the Company and the Guarantor.

     (j) The statements set forth under the headings "Description of the Senior Notes" and "Description of the Senior Notes and the MRM Senior Note Guarantees" in the

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Prospectus (or, if the Prospectus is not in existence, the most recent
Preliminary Prospectus) are complete and accurate in all material respects.

     (k) The consolidated financial statements and schedules of the Guarantor and its consolidated subsidiaries (including the financial information regarding the Company included in the notes thereto) included or incorporated by reference in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present in all material respects the financial position of the Guarantor and its consolidated subsidiaries (including the Company) and the results of operations and cash flows as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with United States generally accepted accounting principles consistently applied throughout the periods involved. The selected financial data and the summary financial data, if any, in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present in all material respects, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein and such financial data has been compiled on a basis consistent with the audited consolidated financial statements included or incorporated by reference in the Registration Statement.

     (l) Ernst & Young, who have certified the consolidated financial statements of the Guarantor and its consolidated subsidiaries and delivered its report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act, the Regulations, the Exchange Act and the Exchange Act Regulations.

     (m) No legal or governmental proceedings are pending to which the Guarantor or any of its subsidiaries (including the Company) is a party or to which the property of the Guarantor or any of its subsidiaries (including the Company) is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and, to the knowledge of the Company or the Guarantor, no such proceedings have been threatened against the Guarantor or any of its subsidiaries (including the Company) or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

     (n) The execution and delivery of this Agreement, the Indenture and the Supplemental Indenture, the issuance, offering and sale of the Securities and the Guarantee to the Underwriters pursuant to this Agreement and the use of proceeds as

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described in the Prospectus, the compliance by the Company and the Guarantor with the provisions of this Agreement, the Securities, the Indenture and the Supplemental Indenture and the consummation of the transactions herein and therein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority or any court, domestic or foreign, except such as have been obtained and such as may be required under state securities or blue sky laws, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or the purchase of any capital stock under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Guarantor or any of its subsidiaries (including the Company) under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Guarantor or any of its subsidiaries (including the Company) is a party or by which the Guarantor or any of its subsidiaries (including the Company) or any of their respective assets, properties or operations is subject (except for any conflict, breach, violation, default, right, requirement, creation or imposition that, singly or in the aggregate, would not have a Material Adverse Effect), or the charter documents or by-laws of the Guarantor or any of its subsidiaries (including the Company), or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Guarantor or any of its subsidiaries (including the Company).

     (o) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (i) neither the Guarantor nor any of its Significant Subsidiaries (including the Company) has sustained any material loss or material interference with its respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceedings, (ii) there has not been any material adverse change in the consolidated reserves for losses and loss adjustment expenses of the Guarantor and its subsidiaries (including the Company) and (iii) there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), business, net worth or results of operations of the Guarantor and its subsidiaries (including the Company), considered as whole, except in each case as described in or contemplated by the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

     (p) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (i) the Guarantor has not purchased any of its outstanding capital stock, except for repurchases of capital stock pursuant to repurchase programs approved by the Guarantor's board of directors; (ii) the Guarantor has not

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declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, except for regular quarterly dividends; and (iii) there has not been any material change in the short-term debt or long-term debt of the Guarantor or any of its subsidiaries (including the Company) other than in the ordinary course of business consistent with past practice as described in the Prospectus, except in each case described in clauses (i) through (iii) as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (q) The Guarantor and its subsidiaries (including the Company) possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess any such certificates, authorizations and permits would not, singly or in the aggregate, result in a Material Adverse Effect, and neither the Guarantor nor any subsidiary (including the Company) has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (r) The Guarantor and each of its subsidiaries (including the Company) conduct their respective operations in a manner that does not subject it or them to registration as an investment company under the Investment Company Act of 1940, as amended, and the transactions contemplated hereby will not cause the Guarantor or any of its subsidiaries (including the Company) to become an investment company subject to registration thereunder.

     (s) Each of the Guarantor and its subsidiaries (including the Company) have filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and have paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (t) The Guarantor and each of its subsidiaries (including the Company) maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
(iii) access to assets is permitted only in accordance with

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management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (u) Neither the Guarantor nor any of its subsidiaries (including the Company) is in violation of its charter, by-laws or other organizational documents. No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Guarantor or any of its subsidiaries (including the Company) is a party or by which the Guarantor or any of its subsidiaries (including the Company) or any of their respective properties is bound or may be affected in any respect that could have a Material Adverse Effect.

     (v) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, or if the Prospectus is not in existence, the most recent Preliminary Prospectus, there has not been any downgrading in (i) the rating for financial strength or claims paying ability of the Guarantor or any of its subsidiaries (including the Company) or (ii) the rating of any of the Guarantor's securities or the securities of any of its subsidiaries (including the Company), nor has there been any action threatening such a downgrading or placing the Guarantor or any of its subsidiaries (including the Company) under special surveillance by any "nationally recognized statistical rating organization" (as defined in Rule 436(g) under the Act) (each, a "Rating Organization"); nor does the Company or the Guarantor have any knowledge of any facts or circumstances that are likely to cause such downgrading, threatened downgrading or the placing the Guarantor or any of its subsidiaries (including the Company) under such surveillance.

     (w) Under current laws and regulations of Bermuda and any political subdivision thereof, all interest payable on the Securities may be paid by the Guarantor pursuant to the Guarantee to the record and beneficial owners thereof in United States dollars and freely transferred out of Bermuda and all such payments made to holders thereof or therein who are non-residents of Bermuda will not be subject to income, withholding or other taxes under laws and regulations of Bermuda or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in Bermuda or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in Bermuda or any political subdivision or taxing authority thereof or therein.

     (x) The description of the Guarantor's and its subsidiaries' reserves and reserving methodology and assumptions described in the Prospectus is accurate in all material respects and fairly presents the information set forth therein in all material respects and,

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since the date of the latest financial statements included in the Prospectus, no loss experience has developed which would require or make it appropriate for the Guarantor or any of its subsidiaries to alter or modify such methodology.

     (y) No authorization, approval or consent of any governmental authority or agency is required (other than any license as an insurer or insurance holding company and other than those which have already been obtained) under the laws of any jurisdiction in which the Guarantor or any of its subsidiaries (including the Company) conduct their respective businesses in connection with the ownership, directly or indirectly, by the Guarantor of equity interests in any subsidiary (including the Company) or the repatriation of any amount from or to the Guarantor or any of its subsidiaries (including the Company), except to the extent that the failure to obtain such authorization, approval or consent would not result in a Material Adverse Effect.

     (z) Neither the Company nor the Guarantor has, directly or indirectly, taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Guarantor or the Company to facilitate the sale or resale of the Securities.

     Each certificate signed by any officer of the Company or the Guarantor and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty as of the date of such certificate by the Company or the Guarantor, as the case may be, to each Underwriter as to the matters covered thereby.

     4.  Purchase, Sale and Delivery of the Securities.
         ---------------------------------------------

     (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule 1 hereto at an aggregate purchase price of $__________, plus accrued interest, if any, from __________ to the date of delivery of the Securities. One or more certificates in definitive form for the Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Underwriters request upon notice to the Company at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer of immediately available funds to a bank account designated by the Company. Such delivery of and payment for the Securities shall be made at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022 at 9:30 a.m., New York time, on May __, 2000, or at such other place, time or date as the Underwriters and the

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Company may agree upon or as the Underwriters may determine pursuant to Section
10 hereof, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will make such certificate or certificates for the Securities available for checking and packaging by the Underwriters at the offices in New York, New York of the Trustee or of Prudential Securities Incorporated at least 24 hours prior to the Closing Date.

     (b) It is understood that you, individually and not as one of the Underwriters, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

     5.  Offering by the Underwriters.  Upon your authorization of the release
         ----------------------------
of the Securities, the several Underwriters shall offer the Securities for sale to the public upon the terms set forth in the Prospectus.

     6.  Covenants of the Company and the Guarantor.  The Company and the
         ------------------------------------------
Guarantor, jointly and severally, covenant and agree with each of the Underwriters that:

     (a) Immediately following the execution of this Agreement, the Company and the Guarantor will prepare a Prospectus Supplement that complies with the Act and the Regulations and that sets forth the principal amount of the Securities and their material terms, the name of each Underwriter participating in the offering and the principal amount of the Securities that each severally has agreed to purchase, the price at which the Securities are to be purchased by the Underwriters from the Company, any initial public offering price, any selling concession and reallowance and any delayed delivery arrangements, and such other information as you, the Company and the Guarantor deem appropriate in connection with the offering of the Securities. The Company and the Guarantor will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the Act.

     (b) During the period when the Prospectus is required by the Act to be delivered in connection with the sale of the Securities, the Company and the Guarantor will, subject to Section 6(c) hereof, file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act.

     (c) During the period when the Prospectus is required by the Act to be delivered in connection with the sale of the Securities, the Company and the Guarantor will inform you of their intention to file any amendment to the Registration Statement, any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus; will furnish you with copies of any such

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amendment, supplement or other document a reasonable time in advance of filing and will not file any such amendment, supplement or other document in a form to which you shall reasonably object.

     (d) The Company and the Guarantor will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing any Preliminary Prospectus or the Prospectus or for additional information. The Company and the Guarantor will use all commercially reasonable efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

     (e) The Company and the Guarantor will use all commercially reasonable efforts to arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Underwriters may designate and to continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith the Company and the Guarantor shall not be required to qualify as a foreign corporation or a dealer in securities, to execute a general consent to service of process or to subject itself to taxation in any jurisdiction.

     (f) If, at any time prior to the later of (i) the final date when a Prospectus relating to the Securities is required to be delivered under the Act or (ii) the Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Exchange Act or the Trust Indenture Act or the respective rules or regulations of the Commission thereunder, the Company and the Guarantor will promptly notify the Underwriters thereof and, subject to Section 6(c) hereof, will prepare and file with the Commission, at the Company's and the Guarantor's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

     (g) The Company and the Guarantor will, without charge, provide (i) to the Underwriters and to counsel for the Underwriters a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto), (ii) to each other Underwriter a conformed copy of such registration statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a Prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Underwriters may reasonably request; without limiting the application of clause (iii) of this sentence, the Company and the Guarantor, not later than 6:00 PM, New York City time, on the business day following the date of determination of the public offering price, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Underwriters may reasonably request for purposes of confirming orders that are expected to settle on the Closing Date. The copies of any Preliminary Prospectus and Prospectus furnished to the Underwriters will be identical to the electronically transmitted copies filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (h) The Guarantor, as soon as practicable, will make generally available to its security holders and to the Underwriters a consolidated earnings statement of the Guarantor and its subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

     (i) The Company will apply the net proceeds from the sale of the Securities as set forth in the Prospectus under the heading "Use of Proceeds".

     (j) The Company and the Guarantor will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, grant any option to purchase or otherwise transfer or dispose (or announce any offer, transfer, offer of sale, contract of sale, grant of any option to purchase or other sale or disposition) of any debt securities of the Company or the Guarantor that are substantially similar to the Securities during the period commencing on the date hereof and terminating on the earlier of (a) the Closing Date and (b) the date of notice to the Company and the Guarantor by the Underwriters of the termination of trading restrictions with respect to the Securities, except pursuant to this Agreement.

     (k) The Company and the Guarantor will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company or the Guarantor to facilitate the sale or resale of the Securities or (ii) except pursuant to this Agreement (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company or the Guarantor.

     (l) The Company and the Guarantor will, jointly and severally, indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Securities and on the execution and delivery of this Agreement. All payments to be made by the Company or the Guarantor hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company or the Guarantor is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company or the Guarantor shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

     7.  Expenses.  The Company and the Guarantor will, jointly and severally,
         --------
pay all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 12 hereof, including all costs and expenses incident to (a) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, the Indenture, the Supplemental Indenture, this Agreement and any blue sky memoranda, (b) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (c) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company and the Guarantor, (d) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (e) the qualification of the Securities under state securities and blue sky laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto, (f) the fees and disbursements of the Trustee, (g) the filing fees of the Commission relating to the Securities, (h) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Underwriters to be paid for by the Underwriters), (i) any fees charged by investment rating agencies for the rating of Securities and (j) the fees associated with any listing of the Securities on any securities exchange. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 8 hereof is not satisfied, because this Agreement is terminated pursuant to Section 12(a)(i) hereof or because of any failure, refusal or inability on the part of the Company or the Guarantor to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company and the Guarantor, jointly and severally, will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Securities. The Company and the Guarantor shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

     8.  Conditions of the Underwriters' Obligations.  The obligations of the
         -------------------------------------------
several Underwriters to purchase and pay for the Securities shall be subject, in the Underwriters' sole discretion, to the accuracy of the representations and warranties of the Company and the Guarantor contained herein as of the date hereof and as of the Closing Date, as if made as of the Closing Date, to the accuracy of the statements of the Company's and Guarantor's officers made pursuant to the provisions hereof, to the performance by the Company and the Guarantor of their covenants and agreements hereunder and to the following additional conditions:

     (a) No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement shall have been issued, and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, the Guarantor or the Underwriters, shall be threatened or contemplated by the Commission; and the Company and the Guarantor shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

     (b) The Underwriters shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the Representatives, of Mayer, Brown & Platt, United States counsel for the Company, to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

     (c) The Underwriters shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the Representatives, of Richard O'Brien, General Counsel of the Guarantor and the Company, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

     (d) The Underwriters shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the Representatives, of Conyers Dill &

Pearman, Bermuda counsel for the Guarantor, to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Underwriters may reasonably request.

     (e) The Underwriters shall have received an opinion, dated the Closing Date, of Debevoise & Plimpton, counsel for the Underwriters, with respect to the issuance and sale of the Securities and the Guarantee, the Registration Statement and the Prospectus, and such other related matters as the Underwriters may reasonably require, and the Company and the Guarantor shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

     (f) The Underwriters shall have received from Ernst & Young a letter or letters dated, respectively, the date hereof and the Closing Date, in form and substance satisfactory to the Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and financial information contained in the Registration Statement and the Prospectus.

     (g) The Underwriters shall have received a certificate, dated the Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

          (i) the representations and warranties of the Company in this Agreement are true and correct as if made as of the Closing Date, the Registration Statement, as amended as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the best of the Company's knowledge, are threatened or contemplated by the Commission; and

          (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Company nor any of its subsidiaries have sustained any material loss or material interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (ii) there has not been any material adverse change in the reserves for losses and loss adjustment expenses of the Company and its subsidiaries and (iii) there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), business, net worth or results of operations of the Company and its subsidiaries, considered as a whole, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

     (h) The Underwriters shall have received a certificate, dated the Closing Date, of the principal executive officer and the principal financial or accounting officer of the Guarantor to the effect that:

          (i) the representations and warranties of the Guarantor in this Agreement are true and correct as if made as of the Closing Date, the Registration Statement, as amended as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Guarantor has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the best of the Guarantor's knowledge, are threatened or contemplated by the Commission; and

          (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Guarantor nor any of its subsidiaries have sustained any material loss or material interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (ii) there has not been any material adverse change in the reserves for losses and loss adjustment expenses of the Guarantor and its subsidiaries (including the Company) and (iii) there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), business, net worth or results of operations of the Guarantor and its subsidiaries, considered as a whole, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

     (i) On the Closing Date, the Securities shall have ratings of no lower than BBB+ and Baa2 accorded by Standard & Poor's Ratings Service (or any successor to the rating agency business thereof) or Moody's Investors Service, Inc. (or any successor to the rating agency business thereof), and the Company and the Guarantor shall have delivered to the Representatives a letter, dated as of such date, from each such rating organization, or other evidence satisfactory to the Representatives, confirming that the Securities have such ratings. Since the date of execution of this Agreement, there shall not have occurred any downgrading in, or withdrawal of, the rating assigned to any of the Guarantor's or any of its subsidiaries' securities or the Guarantor's or any of its subsidiaries' financial strength or claims paying ability by any Rating Organization, and no Rating Organization shall have publicly announced it has under surveillance or review with negative implications its rating of any of the Guarantor's or any of its subsidiaries' securities or the Guarantor's or any of its subsidiaries' financial strength or claims paying ability.

     (j) On the Closing Date, the Securities have been approved for listing, subject only to official notice of issuance of the securities exchanges, if any, specified in the applicable Prospectus Supplement.

     (k) On or before the Closing Date, the Underwriters and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company and the Guarantor.

     All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriters and counsel for the Underwriters. The Company and the Guarantor shall furnish to the Underwriters such originals and conformed copies of such opinions, certificates, letters and documents in such quantities as the Underwriters and counsel for the Underwriters shall reasonably request.

     9.  Indemnification and Contribution.
         --------------------------------

     (a) The Company and the Guarantor, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i) any untrue statement or alleged untrue statement made by the Company or the Guarantor in Section 3 of this Agreement,

          (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or the Guarantor or based upon written information furnished by or on behalf of the Company or the Guarantor filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application") or

          (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company and the Guarantor will not be liable in any such case to the extent that any such loss, claim, damage or liability (i) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Underwriter through the Representatives specifically for use therein and (ii) with respect to any Preliminary Prospectus to the extent that the Company and the Guarantor shall sustain the burden of proving that any such loss, claim, damage or liability of such Underwriter resulted solely from the fact that such Underwriter, in contravention of a requirement of this Agreement or applicable law, sold Securities to a person to whom such Underwriter failed to send or give, at or prior to the written confirmation of sale, a copy of the Prospectus as, if applicable, amended or supplemented if the Company has previously furnished copies thereof (sufficiently in advance of the Closing Date to allow for distribution by the Closing Date) to such Underwriter and the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or omission of a material fact contained in or omitted from the Preliminary Prospectus that was corrected in the Prospectus as, if applicable, amended or supplemented prior to the Closing Date and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person. This indemnity agreement will be in addition to any liability which the Company or the Guarantor may otherwise have. The Company and the Guarantor will not, without the prior written consent of the indemnified parties under this Section 9(a), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the indemnified parties are parties to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, the Guarantor, each of their directors, each of their officers who signed the Registration Statement, and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or the Guarantor, any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or the Guarantor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 9. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Underwriters in the case of paragraph (a) of this Section 9, representing the indemnified parties under such paragraph (a) who are parties to such action or actions), (ii) the indemnifying party does not promptly retain counsel reasonably satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

     (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company and the Guarantor bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor or the Underwriters, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Guarantor and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company or the Guarantor, each officer of the Company or the Guarantor who signed the Registration Statement and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Guarantor.

     (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions of this Agreement, including, without limitation, the provisions of this Section 9, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 9 fairly allocate the risks in light of the ability of the parties to investigate the Company, the Guarantor and their respective businesses in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act. The parties are advised that federal or state policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain provisions of this Section 9, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 9 and further agree not to attempt to assert any such defense.

     10.  Default of Underwriters.  If one or more Underwriters default in their
          -----------------------
obligations to purchase Securities hereunder and the aggregate principal amount of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate principal amount of Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Underwriters for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters), but if no such arrangements are made by the Closing Date, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so defaults with respect to an aggregate principal amount of Securities that is more than ten percent of the aggregate principal amount of Securities to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Underwriters are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company or the Guarantor other than as provided in Section 11 hereof. In the event of any default by one or more Underwriters as described in this Section 10, the Underwriters shall have the right to postpone the Closing Date established as provided in Section 4 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Securities. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

     11.  Survival.  The respective representations, warranties, agreements,
          --------
covenants, indemnities and other statements of the Company, the Guarantor, their officers, and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, the Guarantor, any of their officers or directors, any Underwriter or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities. The respective representations, agreements, indemnities and other statements set forth in Sections 3, 7 and 9 and this Section 11 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     12.  Termination.
          -----------

     (a) This agreement may be terminated with respect to the Securities in the sole discretion of the Representatives by notice to the Company and the Guarantor given prior to the Closing Date, in the event that the Company or the Guarantor shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date,

          (i) The Guarantor or any of its subsidiaries (including the Company) shall have, in the sole judgment of the Underwriters, sustained any material loss or material interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, or there shall have been any material adverse change in the consolidated reserves for losses and loss adjustment expenses of the Guarantor and its subsidiaries (including the Company) or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company or the Guarantor), in the condition (financial or otherwise), business, net worth or results of operations of the Guarantor and its subsidiaries (including the Company), considered as a whole, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto) which makes it impracticable or inadvisable to proceed with the completion of the offering of the Securities;

          (ii) trading in the Guarantor's common shares shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange or Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on either such exchange or market system;

          (iii) a banking moratorium shall have been declared by United States Federal, New York or Bermuda authorities; or

          (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the financial markets or the market for the Securities that, in the sole judgment of the Underwriters, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

     (b) Termination of this Agreement pursuant to this Section 12 shall be without liability of any party to any other party except as provided in Section 7 hereof.

     13.  Information Supplied by Underwriters.  The statements under the
          ------------------------------------
heading "Underwriting" in, and the last sentence on the cover page of, the Preliminary Prospectus or the Prospectus (to the extent such statements relate to any of the Underwriters) constitute the only information furnished by any Underwriter to the Company or the Guarantor for the purposes of Sections 3(a) and 9 hereof.

     14.  Notices.  All communications hereunder shall be in writing and, if
          -------
sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Debt Origination Group; and if sent to the Company or the Guarantor, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company and the Guarantor at One Logan Square, Suite 1500, Philadelphia, Pennsylvania 19103, Attention: Richard O'Brien (facsimile number 215-263-1610).

     15.  Successors.  This Agreement shall inure to the benefit of and shall be
          ----------
binding upon the several Underwriters, the Company, the Guarantor and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Guarantor contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company and the Guarantor, the officers of the Company and the Guarantor who have signed the Registration Statement and any person or persons who control the Company or the Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

     16.  Consent to Jurisdiction; Miscellaneous.  Each of the parties hereto
          --------------------------------------
expressly and irrevocably submits to the non-exclusive jurisdiction of any competent court in the place of its domicile and any United States Federal or New York State court sitting in the Borough of Manhattan in The City of New York in any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby to the extent that such court has subject matter jurisdiction over the controversy, and expressly and irrevocably waives, to the extent permitted under applicable law, any immunity from the jurisdiction thereof and any claim or defense in such action, suit or proceeding based on a claim of improper venue, forum non conveniens or any similar basis to which it might otherwise be entitled in any such action, suit or proceeding. Each of the Company and the Guarantor irrevocably appoints CT Corporation as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such action, suit or proceeding, and agrees that service of process upon such agent, and written notice of said service of process to the Company or the Guarantor by the person serving the same to the address provided in Section 14, shall be deemed in every respect effective service of process upon the Company or the Guarantor, as the case may be, in such action, suit or proceeding. Each of the Company and the Guarantor further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of two years from the date of this Agreement

     17.  Waiver of Immunities.  To the extent that the Company or the Guarantor
          --------------------
or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to them, any right of immunity, on the grounds of sovereignty, from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, or from attachment in aid of execution of judgment, or from execution of judgment, other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commended, with respect to their obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or any additional agreement, each of the Company and the Guarantor hereby irrevocably and unconditionally, to the extent permitted by applicable law, waives and agrees not to plead or claim any such immunity and consents to such relief and enforcement.

     18.  APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT,
          --------------
AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLE OR RULES OF CONFLICTS OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

     19.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, the Guarantor and each of the several Underwriters.

                              Very truly yours,


                              MUTUAL GROUP LTD.

                              By:   ______________________________
                                    Name:
                                    Title:


                              MUTUAL RISK MANAGEMENT LTD.


                              By:   ______________________________
                                    Name:
                                    Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

PRUDENTIAL SECURITIES INCORPORATED
BANC OF AMERICA SECURITIES LLC

By:  PRUDENTIAL SECURITIES INCORPORATED

By:  _________________________
     Name:
     Title:

For itself and on behalf of the
Underwriters

                                   SCHEDULE 1

                                  UNDERWRITERS

Underwriter                                                     Principal Amount
-----------                                                     ----------------

Prudential Securities Incorporated                               $
Banc of America Securities LLC                                   $
Total                                                            $

                                                                       Exhibit A


                    FORM OF OPINION OF MAYER, BROWN & PLATT,
                 UNITED STATES COUNSEL FOR THE COMPANY AND THE
              GUARANTOR, TO BE DELIVERED PURSUANT TO SECTION 8(b)

          (i) The Company has been duly incorporated and each of the Company and its Significant Subsidiaries is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.

          (ii) Each of the Company and its Significant Subsidiaries has full corporate power to own or lease its respective properties and conduct its respective businesses as described in the Registration Statement and the Prospectus. The Company has full corporate power to enter into the Underwriting Agreement, the Indenture and the Supplemental Indenture and to carry out all terms and provisions thereof to be carried out by it.

          (iii) The execution and delivery by each of the Company and the Guarantor of, and the performance by each of the Company and the Guarantor of its obligations under, the Underwriting Agreement, the Indenture and the Supplemental Indenture and the consummation by each of the Company and the Guarantor of the transactions contemplated by the Underwriting Agreement, the Indenture and the Supplemental Indenture do not and will not (A) contravene any provision of any United States federal or New York or Delaware (for this purpose, the Delaware General Corporation Law) law, rule or regulation, in each case which, in such counsel's opinion, based on such counsel's experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement ("United States Applicable Laws"), except that such counsel need not express any opinion in this paragraph with respect to state securities or insurance laws; (B) contravene any judgment, order or decree known to such counsel without independent inquiry of any United States federal, New York or Delaware court or governmental agency or body having jurisdiction over the Guarantor or any of its subsidiaries or by which the Guarantor or any of its subsidiaries is bound or by which their properties or assets may be affected; (C) conflict with or result in any breach or violation of the certificate of incorporation or by-laws of the Company or its Significant Subsidiaries, except for such conflicts, breaches, violations, defaults, accelerations, repayments, repurchases, liens, charges or encumbrances that would not singly and in the aggregate result in a Material Adverse Effect; or (D) based upon such counsel's review of the United States Applicable Laws, require any consent, approval or authorization or order of, or qualification with, any United States federal or state governmental agency or authority or court, except such as have been obtained under the Act, the Regulations, the Trust Indenture Act and the Trust Indenture Act Regulations and such as may be required under state securities or blue sky laws or state insurance laws in connection with the offer and sale of the Securities (as to which such counsel need express no opinion).

          (iv) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (v) The Securities have been duly authorized, executed and delivered by the Company for issuance and sale pursuant to the Underwriting Agreement.

          (vi) The Securities, when issued and authenticated in the manner provided for in the Indenture and the Supplemental Indenture and delivered against payment of the consideration therefor specified in the Underwriting Agreement, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law). The Securities are in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the Indenture and the Supplemental Indenture.

          (vii) Assuming the Guarantee has been duly authorized by the Guarantor for issuance and sale pursuant to the Underwriting Agreement, the Guarantee, when duly issued and delivered in the manner contemplated in the Indenture and the Supplemental Indenture and issued and delivered to the Underwriters in accordance with the provisions of the Underwriting Agreement, will constitute a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (viii) The Indenture and the Supplemental Indenture have been duly authorized, executed and delivered by the Company and, assuming the Indenture and the Supplemental Indenture have been duly authorized, executed and delivered by the Guarantor and by the applicable Trustee, the Indenture and the Supplemental Indenture constitute legal, valid and binding agreements of each of the Company and the Guarantor, enforceable against each of the Company and the Guarantor in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (ix) The Securities, the Guarantee, the Indenture and the Supplemental Indenture conform in all material respects to the descriptions thereof contained in the Prospectus and are in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

          (x) The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules and other financial data included therein or omitted therefrom and each Trustee's Statement of Eligibility on Form T-1 (the "Form T-1s"), as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Act and the Regulations.

          (xi) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act, the Regulations, the Exchange Act and the Exchange Act Regulations, as applicable.

          (xii) The Indenture and the Supplemental Indenture have been duly qualified under the Trust Indenture Act.

          (xiii) The Company is not, and upon the issuance and sale of the Securities and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Such counsel shall also state that it has been advised by the Commission that the Registration Statement became effective under the Act; that any required filings of the Prospectus pursuant to Rule 424(b) have been made in the manner and within the time period required by Rule 424(b); and that, based solely on conversations with the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for the purpose have been instituted, are pending or, to such counsel's knowledge, are contemplated under the Act.

     Such counsel shall also state that they have examined various documents and participated in conferences with representatives of the Company and the Guarantor and their accountants and with representatives of the Representatives and their counsel at which times the contents of the Registration Statement and the Prospectus and related matters were discussed, and that, although they are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or making any representation that they have independently verified or checked the accuracy, completeness or fairness of such statements, except as set forth in paragraphs (ix), (x) and (xi) above, no facts have come to such counsel's attention that cause such counsel to believe that the Registration Statement or any post-effective amendment thereto, at the time the Registration Statement or any post-effective amendment thereto became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus or any amendment or supplement thereto, at the date of the Prospectus, at the date of any such amendment or supplement or on the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (such counsel need not express a belief with respect to the financial statements and supporting schedules and other financial data included in or omitted from the Registration Statement or any post-effective amendment thereto or the Prospectus or any amendment or supplement thereto).

                                                                       Exhibit B



                   FORM OF OPINION OF RICHARD O'BRIEN, ESQ.,
                       GENERAL COUNSEL OF THE GUARANTOR,
                    TO BE DELIVERED PURSUANT TO SECTION 8(c)

          (i) Each of the Guarantor, the Company and their Significant Subsidiaries is qualified to transact business and is in good standing (with respect to jurisdictions which recognize such concept) as a foreign corporation, in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or to be in good standing (with respect to jurisdictions which recognize such concept) would not, singly and in the aggregate, result in a Material Adverse Effect.

          (ii) The issued shares of capital stock of each of the Company and its Significant Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, to the best knowledge of such counsel, are owned of record directly by the Guarantor or the Company, as the case may be, free and clear of any security interests, liens, encumbrances, equities or claims, except as described in or contemplated by the Prospectus;

          (iii) Such counsel does not know of any (A) action, suit or proceeding before or by any government, governmental instrumentality or court now pending or threatened against or affecting the Guarantor or any of its subsidiaries (including the Company) or any of their respective assets or properties that is required to be described in the Registration Statement or the Prospectus and is not so described or (B) which, if determined adversely to the Guarantor or such subsidiary, would result in a Material Adverse Effect or (B) of any contract or other document that is required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit to the Registration Statement, that is not described or filed, as required.

          (iv) The execution and delivery by each of the Company and the Guarantor of, and the performance by each of the Company and the Guarantor of its obligations under, the Underwriting Agreement, the Indenture and the Supplemental Indenture and the consummation by each of the Company and the Guarantor of the transactions contemplated by the Underwriting Agreement, the Indenture and the Supplemental Indenture do not and will not contravene any provision of law, rule or regulation known to such counsel applicable to the Guarantor or any of its subsidiaries, except that such counsel need not express any opinion in this paragraph with respect to state securities laws; (B) contravene any judgment, order or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Guarantor or any of its subsidiaries or by which the Guarantor or any of its subsidiaries is bound or by which their properties or assets may be affected; (C) conflict with, result in any breach or violation of or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or the purchase of any capital stock under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Guarantor or any of its subsidiaries, pursuant to the terms of, any agreement or instrument to which the Guarantor or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Guarantor or any of its subsidiaries is subject, except for such conflicts, breaches, violations, defaults, accelerations, repayments, repurchases, liens, charges or encumbrances that would not singly and in the aggregate result in a Material Adverse Effect; or (D) require any consent, approval or authorization or order of, or qualification with, any governmental agency or authority or court under state insurance laws; and

          (v) Neither the Guarantor nor any of its subsidiaries (including the Company) is in violation of its charter, by-laws or other organizational documents. No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument, to which the Guarantor or any of its subsidiaries (including the Company) is a party or by which the Guarantor or any of its subsidiaries (including the Company) or any of their respective properties is bound or may be affected which would have a Material Adverse Effect.

     Such counsel shall also state that he has examined various documents and participated in conferences with representatives of the Company and the Guarantor and their accountants and with representatives of the Representatives and their counsel at which times the contents of the Registration Statement and the Prospectus and related matters were discussed, and that, although he is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or making any representation that he has independently verified or checked the accuracy, completeness or fairness of such statements, except as set forth above, no facts have come to his attention that cause him to believe that the Registration Statement or any post-effective amendment thereto, at the time the Registration Statement or any post-effective amendment thereto became effective or as of the date of Underwriting Agreement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus or any amendment or supplement thereto, at the date of the Prospectus, at the date of any such amendment or supplement or on the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (such counsel need not express a belief with respect to the financial statements and supporting schedules and other financial data included in or omitted from the Registration Statement or any post-effective amendment thereto or the Prospectus or any amendment or supplement thereto).

                                                                       Exhibit C

            FORM OF OPINION OF CONNERS DILL & PEARMAN, GUARANTOR'S
                       BERMUDA COUNSEL, TO BE DELIVERED
                           PURSUANT TO SECTION 8(d)


                                                   May [ ], 2000



Prudential Securities Incorporated
and the Several Underwriters
named in Schedule 1 to the
Underwriting Agreement (as
hereinafter defined)
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York 10292
USA


Dear Sirs

Mutual Risk Management Ltd. (the "Guarantor")

We have acted as special legal counsel in Bermuda to the Guarantor, a Bermuda exempted company, in connection with the Underwriting Agreement dated as of May [ ], 2000 (the "Underwriting Agreement"), by and among the Guarantor, Mutual Group Ltd., Prudential Securities Incorporated and the several Underwriters named in Schedule 1 to the Underwriting Agreement.

This opinion is delivered to you pursuant to section 8(d) of the Underwriting Agreement.

For the purposes of giving this opinion, we have examined an executed version of the Underwriting Agreement.

We have also reviewed:

     (i) Amendment No. 1 to the Form S-3 Registration Statement ("Registration Statement") filed by the Guarantor with the United States Securities and Exchange Commission under the United States Securities Act of 1933 (Registration No.333-96425), together with the form of Prospectus annexed thereto ("Prospectus");

     (ii) An Indenture dated as of May [ ], 2000 (the "Indenture") among Mutual Group Ltd., the Guarantor, as guarantor, and The Chase Manhattan Bank, a New York banking corporation, as trustee, as supplemented by a Supplemental Indenture to be dated as of [ ], 2000 (the "Supplemental Indenture"); and

     (iii) The form of Guarantee to be issued by the Guarantor.

The documents listed in items (ii) and (iii) above together with the Underwriting Agreement are herein sometimes collectively referred to as the "Documents" (which term does not include any other instrument or agreement whether or not specifically referred to therein or attached as an exhibit or schedule thereto).

We have also reviewed the memorandum of association and the bye-laws of the Guarantor, each certified by the secretary of the Guarantor on the date hereof, minutes of a meeting of its directors held on March 16, 2000 (the "Minutes"), and such other documents and made such enquiries as to questions of law as we have deemed necessary in order to render the opinion set forth below.

We have assumed (a) the genuineness and authenticity of all signatures and the conformity to the originals of all copies (whether or not certified) examined by us and the authenticity and completeness of the originals from which such copies were taken, (b) that where a document has been examined by us in draft form, it will be or has been executed in the form of that draft, and where a number of drafts of a document have been examined by us all changes thereto have been marked or otherwise drawn to our attention, (c) the capacity, power and authority of each of the parties to the Documents, other than the Guarantor, to enter into and perform its respective obligations under the Documents, (d) the due execution of the Documents by each of the parties thereto, other than the Guarantor, and the delivery thereof by each of the parties thereto, (e) the accuracy and completeness of all factual representations made in the Documents and other documents reviewed by us, (f) that the resolutions contained in the Minutes remain in full force and effect and have not been rescinded or amended,
(g) that there is no provision of the law of any jurisdiction, other than Bermuda, which would have any implication in relation to the opinions expressed herein, (h) the validity and binding effect under the laws of the State of new York in the United States of America (the "Foreign Laws") of the Documents which are expressed to be governed by such Foreign Laws in accordance with their respective terms, (i) the validity and binding effect under the Foreign Laws of the submission by the Guarantor pursuant to the Documents to the non-exclusive jurisdiction of the courts of any United States Federal or New York State court sitting in the Borough of Manhattan in the City of New York in the said United States of America (the "Foreign Courts").

The obligations of the Guarantor under the Documents (a) will be subject to the laws from time to time in effect relating to bankruptcy, insolvency, liquidation, possessory liens, rights of set off, reorganisation, amalgamation, moratorium or any other laws or legal procedures, whether of a similar nature or otherwise, generally affecting the rights of creditors, (b) will be subject to statutory limitation of the time within which proceedings may be brought, (c) will be subject to general principles of equity and, as such, specific performance and injunctive relief, being equitable remedies, may not be available, (d) may not be given effect to by a Bermuda court, whether or not it was applying the Foreign Laws, if and to the extent they constitute the payment of an amount which is in the nature of a penalty and not in the nature of liquidated damages. Notwithstanding any contractual submission to the jurisdiction of specific courts, a Bermuda court has inherent discretion to stay or allow proceedings in the Bermuda courts.

We express no opinion as to the enforceability of any provision of the Documents which provides for the payment of a specified rate of interest on the amount of a judgment after the date of judgment or which purports to fetter the statutory powers of the Guarantor.

We have made no investigation of and express no opinion in relation to the laws of any jurisdiction other than Bermuda. This opinion is to be governed by and construed in accordance with the laws of Bermuda and is limited to and is given on the basis of the current law and practice in Bermuda. This opinion is issued solely for your benefit and is not to be relied upon by any other person, firm or entity or in respect of any other matter.

On the basis of and subject to the  foregoing, we are of  opinion that:

1. Each of the Guarantor and Mutual Indemnity Ltd., Mutual Indemnity (Bermuda) Ltd., Mutual Indemnity (U.S.) Ltd., MRM Life Ltd., Premium Securities Limited, Premium Securities (Bermuda) Limited, SPDA Limited and Capital Management of Bermuda Limited (the "Bermuda Subsidiaries") is validly existing under the laws of Bermuda as a Guarantor with limited liability and is in good standing under the laws of Bermuda (meaning that the Guarantor and each of the Bermuda Subsidiaries has not failed to make any filing with any Bermuda governmental authority or to pay any Bermuda government fee or tax, the failure of which would make such Guarantor immediately liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda). The objects and powers contained in the memorandum of association of each of the Guarantor and the Bermuda Subsidiaries are sufficient to allow it to carry on its business and to own, lease and operate its properties as both are described in the Prospectus and, in the case of the Guarantor, to enter into and to perform its obligations under, or as contemplated under, the Documents.

2. The authorized share capital of the Guarantor, as set out in its memorandum of association, conforms as to legal matters to the description thereof contained in the Registration Statement and the Prospectus. All of the issued shares in the share capital of each of the Guarantor and the Bermuda Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable (meaning that, subject to the common law doctrine of "piercing the corporate veil" and to any agreement to the contrary between the registered holders and the Guarantor or any of the Bermuda Subsidiaries, as the case may be, no further sums are required to be paid by the holders thereof in connection with the issue of such shares). The Guarantor is the ultimate beneficial owner of all of the issued shares of each of the Bermuda Subsidiaries. The holders of the Common Shares of the Guarantor are not subject to any pre-emptive rights under the laws of Bermuda or the Guarantor's memorandum of association or bye-laws.

3. The Documents have been duly authorized, executed and delivered by the Guarantor.

4. The execution and delivery by the Guarantor of, and the performance by the Guarantor of its obligations under the Documents, and the consummation by the Guarantor of the transactions contemplated by the Documents do not and will not (a) violate any provision of the memorandum of association and bye-laws of the Guarantor; (b) contravene any provision of any of those laws, rules and regulations of Bermuda which are applicable to transactions of the type contemplated by the Documents; (c) based solely upon the Cause Book maintained at the Bermuda Supreme Court and without further inquiry, contravene any judgment, order or decree by the Bermuda Supreme Court against the Guarantor or any of the Bermuda Subsidiaries; or (d) require any consent, approval or authorization or order of, or qualification with, any Bermuda governmental agency.

5. Based solely upon an inspection of the Cause Book maintained at then Supreme Court of Bermuda and without further inquiry, there is no action, suit or proceeding now pending before the Bermuda Supreme Court to which the Guarantor or any of the Bermuda Subsidiaries is a party or to which the assets, properties or operations of the Guarantor or any of Bermuda Subsidiaries is subject.

6. All statements (but excluding those statements forming a part of financial information or accounts) made in the Registration Statement and Prospectus with respect to statutes, regulations, rules, treaties and other laws of Bermuda (including, but not limited to, statements made with respect to the Insurance Act and Bermuda tax matters) fairly and accurately present the information set forth therein and such counsel's opinion as to such matters.

7. Pursuant to the Underwriting Agreement, and to the extent that the laws of Bermuda are relevant, the Guarantor has legally, validly, effectively and irrevocably submitted to the jurisdiction of the United States Federal and New York State courts sitting in the Borough of Manhattan in The City of New York, State of New York, and has legally, validly and effectively appointed CT Corporation System as the authorized agent of the Guarantor for the purposes described in Section 16 of the Underwriting Agreement.

8. The choice of the Foreign Laws as the governing law of the Documents is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in Bermuda, except for those laws (i) which such court considers to be procedural in nature,
     (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Bermuda.

9. The courts of Bermuda would recognise as a valid judgment, a final and conclusive judgment in personam obtained in the Foreign Courts against the Guarantor based upon the Documents under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment, (b) such courts did not contravene the rules of natural justice of Bermuda, (c) such judgment was not obtained by fraud, (d) the enforcement of the judgment would not be contrary to the public policy of Bermuda, (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda and (f) there is due compliance with the correct procedures under the laws of Bermuda.

10. Each of the Bermuda Subsidiaries is duly registered as an insurer under the Insurance Act of 1978, as amended by the Insurance Amendment Act of 1995, and the regulations promulgated thereunder (together, the "Insurance Act") and as so registered, each of the Bermuda Subsidiaries may conduct that insurance business which it is described in the Prospectus as carrying on; and, based solely on the certificates of compliance and without independent inquiry, each of the Bermuda Subsidiaries has filed with the appropriate Bermuda governmental authority all reports, documents or other information required to be filed under the Insurance Act. On the basis that the Guarantor carries on its business as set forth in the Prospectus, there is no requirement that it be licensed under the Insurance Act.

Yours faithfully